Exhibit 99.1

WUNONG ASIA PACIFIC COMPANY LIMITED

Charter of the Audit Committee of the Board of Directors

I.	PURPOSE

The primary function of the Audit Committee (the “Committee”) is to represent and assist the Board of Directors (the “Board”) of Wunong Asia Pacific Company Limited (the “Corporation”) in fulfilling its general oversight responsibilities by reviewing: the quality and integrity of the financial reports and other financial information provided by the Corporation to any governmental body or its shareholders; the Corporation’s systems of disclosure controls and procedures, internal controls over financial reporting and the ethical standards that management and the Board have established; the Corporation’s auditing, accounting and financial reporting processes generally; the independence, qualifications, and performance of the Corporation’s independent auditor; the Corporation’s compliance with the Corporation’s Code of Business Conduct and Ethics; and the Corporation’s overall compliance with legal and regulatory requirements.

Management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Corporation’s independent auditors are responsible for performing an independent audit of the financial statements of the Corporation in accordance with generally accepted auditing standards.

The Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with the independent auditors, and the experience of the Committee’s members in business, financial and accounting matters.

The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Committee has the resources, funding and authority to conduct any investigation appropriate to fulfilling its responsibilities, including the authority to retain and compensate outside legal, accounting and other experts or consultants without seeking approval of the Board of Directors, and it has direct access to the independent auditors as well as to officers and employees of the Corporation.

II.	COMPOSITION

The Committee shall be comprised of three or more directors, one of whom shall be Chairman and if required by the rules of the relevant stock exchange, each of whom shall be independent, non-officer directors, and free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee. Committee members shall otherwise meet the applicable audit committee membership requirements, including with respect to financial literacy, of the Securities Exchange Act of 1934, the Securities and Exchange Commission, the relevant stock exchange (as such requirements may be modified or supplemented from time to time) and any other applicable regulatory authority and including, with respect to independence, the requirements issued pursuant to Rule 10A-3 of the Securities Exchange Act of 1934 (as such requirements may be modified or supplemented from time to time). At least one member of the Committee shall qualify as an “audit committee financial expert” as determined by the Board in accordance with the requirements of the Securities Exchange Act of 1934, the Securities and Exchange Commission, the relevant stock exchange (as such requirements may be modified or supplemented from time to time) and any other applicable regulatory authority. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the Securities and Exchange Commission. No member of the Committee shall have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three (3) years. The members of the Committee shall be recommended by the Governance and Nominating Committee and elected by the Board and serve until their successors shall be duly elected and qualified or until their earlier death, resignation or removal from the Committee. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Board of Directors may, pursuant to the bylaws, remove a member of the Committee provided that the Board must, at all times, assure that the Committee will have a Chairperson and sufficient members to satisfy the requirements set forth above relating to the number and qualifications of Committee members.

III.	MEETINGS

The Committee shall meet quarterly and more frequently as circumstances dictate. The Committee shall report to the Board on its activities on a regular basis. As part of its job to foster open communication, and as the Committee deems appropriate, the Committee may meet privately in separate sessions with executive management, the principal accounting officer, and/or the independent auditors and as a committee to discuss any matters that the Committee or each of these individuals or groups believes should be discussed. The Committee may act by unanimous written resolution signed by all members in lieu of a meeting.

IV.	RESPONSIBILITIES AND DUTIES

The Audit Committee shall have the responsibility and authority to:

Documents/Reports Review

1. Review and reassess the adequacy of this Charter as frequently as conditions may dictate, and propose any amendments to the Charter as it deems necessary or appropriate. Submit the Charter to the Board for approval and cause the Charter to be approved and disclosed as frequently and in such form as may be required by the regulations of the Securities and Exchange Commission, the rules of the relevant stock exchange (as such regulations may be modified or supplemented from time to time) and any other applicable regulatory authority.

2. Review the Corporation’s annual audited financial statements before they are filed with the Securities and Exchange Commission or released. Review should include discussion with management and the independent auditors of significant issues regarding critical accounting estimates, accounting principles, practices and judgments and a review with the independent auditors of any auditor report to the Committee required under the rules of the Securities and Exchange Commission, the relevant stock exchange (as may be modified or supplemented from time to time) and any other applicable regulatory authority. Review should also include review of the independence of the independent auditors (see Item 7 below) and the discussion with the independent auditors of the conduct of their audit (see Item 10 below). Based on such review, determine whether to recommend to the Board that the annual audited financial statements be included in the Corporation’s Annual Report on Form 10-K filed under the rules of the Securities and Exchange Commission.

3. Review and discuss with management and the independent auditors the Corporation’s quarterly financial reports before they are filed with the Securities and Exchange Commission or released.

4. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

5. Prepare a report to shareholders to be included in the Corporation’s annual proxy statement as required by the rules of the Securities and Exchange Commission, the relevant stock exchange (as such rules may be modified or supplemented from time to time) and any other applicable regulatory authority.

6. Review the regular internal reports to management, or summaries thereof, prepared by the internal auditing department, as well as management’s responses. Review other relevant reports or financial information submitted by the Corporation to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002, and relevant reports rendered by the independent auditors, or summaries thereof. Independent Auditors

7. The Corporation’s independent auditors are directly accountable to the Committee and the Board. The Committee shall be the sole authority to select, evaluate and retain the Corporation’s independent auditors and pre-approve the fees and other compensation to be paid to the independent auditors for their audit service. The Corporation shall, at all times, make adequate provision for the payment of all fees and other compensation approved by the Committee to the Corporation’s independent auditors. On an annual basis, or more frequently as conditions dictate, the Committee shall review and discuss with the independent auditors all significant relationships the auditors have with the Corporation to determine the auditors’ independence. Such review should include receipt and review of a report from the independent auditors regarding their independence consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence. All engagements for any permissible non-audit services by the independent auditors must be pre-approved by the Committee before the commencement of any such services, and after the Committee has considered whether the performance of such services is compatible with the auditors’ independence. The Corporation’s independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the Securities and Exchange Commission. Approval of non-audit services will be disclosed to investors in periodic reports as required by the Securities Exchange Act of 1934.

8. Oversee the work performed by the independent auditors; review their performance; actively engage in dialogue with the independent auditors with respect to any disclosed relationship or service that may affect the independence and objectivity of the auditor and take, or recommend that the full board take, appropriate action to oversee the independence of the independent auditors; and/or approve any proposed discharge or replacement of the independent auditors when circumstances warrant.

9. Consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

10. Before filing or releasing annual financial statements, discuss the conduct and results of the audit with the independent auditors, including a discussion of the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90 (and as may be further modified or supplemented from time to time).

11. Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934.

12. Consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles and critical accounting policies and estimates as applied in its financial reporting; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications for the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and other material written communications between the independent auditors and management.

Financial Reporting; Processes and Controls

13. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the principal accounting officer together with management’s responses. Review any significant changes to the Corporation’s auditing and accounting policies.

14. Consider and approve, if appropriate, significant changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditors, executive management, or the principal accounting officer. Consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

15. Receive and review any disclosure from the Corporation’s CEO or CFO, made in connection with the certification of the Corporation’s quarterly and annual reports filed with the Securities and Exchange Commission, of all significant deficiencies and material weaknesses in the design and operation of internal controls over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial data; and any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls.

16. Review the Corporation’s significant controls, policies and procedures in connection with the assessment and management of enterprise risk, and coordinate with the Corporation’s internal auditing department to ensure that effective programs are in place to monitor compliance with applicable policies and procedures. Process Improvement

17. Establish regular and separate systems of reporting to the Committee by members of the Corporation’s executive management, the independent auditors and the principal accounting officer regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

18. Following completion of the annual audit, review separately with executive management, the independent auditors and/or the principal accounting officer, as the Committee deems necessary or appropriate, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

19. Resolve any disagreements between management and the independent auditors regarding financial reporting.

20. Review with the independent auditors, the principal accounting officer and/or executive management, as the Committee deems necessary or appropriate, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Other and Legal Compliance

21. Approve the appointment and compensation of, and oversee the work of, any accounting firm employed by the Corporation.

22. On at least an annual basis, review with management of the Corporation and with the Corporation’s law firm(s) any legal matters that could have a significant impact on the Corporation’s financial statements, the Corporation’s compliance with applicable laws and regulations and any inquiries received from regulators or governmental agencies.

23. Oversee procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission to the Committee by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

24. Review, approve or disapprove, and report to the Board regarding all “related party transactions” (as defined in Securities and Exchange Commission Regulation S-K, Item 404), including all transactions between the Company and any director or officer (excepting compensation relationships for their services as such), and between the Company and any person or entity in which a director or officer has a material financial interest.

25. Retain, at the Corporation’s expense, special legal, accounting or other consultants or experts the Committee deems necessary to carry out its duties. The Corporation shall, at all times, make adequate provision for the payment of all fees and other compensation approved by the Committee to any consultants or experts employed by the Committee and for the payment of administrative expenses of the Committee that are, in the Committee’s discretion, necessary or appropriate in carrying out its duties.

26. Review and update periodically the Corporation’s Code of Business Conduct and Ethics (the “Code”), if any, and determine whether management has established a system to enforce this Code. Determine whether the Code is in compliance with all applicable rules and regulations. Review and reassess the adequacy of the Code at least annually, and more frequently as conditions dictate, and propose any amendments to the Code as the Committee deems necessary or appropriate.

27. Review management’s monitoring of the Corporation’s compliance with its Code, and determine whether management has the proper review system in place such that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

28. As assigned to it by the Board, investigate any potential conflict of interest between a director, executive officer or employee of the Corporation and the Corporation.

29. Consider and, if appropriate and permitted, grant any requested waivers of the Code and, in the case of waivers of the Code that may be granted only by the Board, make recommendations to the Board regarding such waivers.

30. Perform any other activities consistent with this Charter, the Corporation’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

31. Maintain minutes of Committee meetings and periodically report to the Board on significant results of the foregoing activities.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Corporation’s corporate policies with oversight by the Committee in the areas covered by this Charter.